Exhibit 99.2 Columbia Banking System’s Strategic Acquisition of Pacific Premier Bancorp, Inc. Expanding the Premier Business Bank in the West April 23, 2025

Disclaimers FORWARD-LOOKING STATEMENTS This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction between Columbia Banking System, Inc. (“Columbia”) and Pacific Premier Bancorp, Inc. (“Pacific Pre ans miear”) ctio(th n”), e th“Ter plans, objectives, expectations and intentions of Columbia and Pacific Premier, the expected timing of completion of the Transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “believe,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” s“m hoauyld,” ,” “m“wigohut,ld” ,” ““could,” or similar variations. The f -loo orw kinagrd statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Although there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward- looking statements or historical performance: changes in general economic, political, or industry conditions, and in conditions impacting the banking industry specifically; uncertainty in U.S. fiscal, monetary and trade policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, continued or renewed inflation, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; the impact of bank failures or adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; changes in interest rates that could significantly reduce net interest income and negatively affect asset yields and valuations and funding sources, including impacts on prepayment speeds; competitive pressures among financial institutions and nontraditional providers of financial services, including on product pricing and services; concentrations within Columbia’s or Pacific Premier’s loan portfolio (including commercial real estate loans), large loans to certain borrowers, and large deposits from certain clients; the success, impact, and timing of Columbia’s and Pacific Premier’s respective business strategies, including market acceptance of any new products or services and Columbia’s and Pacific Premier’s ability to successfully implement efficiency l eaxn cd e lleonpceera intio itin aa tives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Columbia and Pacific Premier are parties; the outcome of any legal proceedings that may be instituted against Columbia or Pacific Premier; delays in completing the Transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the failure to obtain shareholder or stockholder approvals, as applicable, or to satisfy any of the other conditions to the closing of the Transaction on a timely basis or at all; changes in Columbia’s or Pacific Premier’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Columbia and Pacific Premier do business; certain restrictions during the pendency of the proposed Transaction that may impact the parties’ ability to pursue certain business opportunities or strategic Transactions; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reaction s s to bu or sic neha sng s or e employee relationships, including those resulting from the announcement or completion of the Transaction; the ability to complete the Transaction and integration of Columbia and Pacific Premier promptly and successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the Transaction; and other factors that may affect the future results of Columbia and Pacific Premier. Additional factors that could cause results to differ materially from those described above can be found in Columbia’s Annual Report on Fo -K rm fo r t10 he year ended December 31, 2024, which is on file with the Securities and Exchange Commission (the “SEC”) (availa hb elre e ) and available on Columbia’s investor relations website, www.columbiabankingsystem.com, under the heading “SEC Filings,” and in other documents Columthbiea SEC, a files with nd in Pacific Premier’s Annual Report on -K Fo form r th e1 y0ear ended December 31, 2024, which is on file with the SEC (available here) and available on Pacific Premier’s website, www.investors.ppbi.com, under the heading “SEC Filings” and in oPa the cr ificd Pre ocummie en r ts fil es with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Columbia nor Pacific Premier assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Disclaimers (Continued) IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed Transaction, Columbia will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Columbia and Pacific Premier and a Prospectus of Columbia, as well as other relevant documents concerning the Transaction. Certain matters in respect of the Transaction involving Columbia and Pacific Premier will be submitted to Columbia’s and Pacific Premier’s shareholders or stockholders, as applicable, for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS, COLUMBIA SHAREHOLDERS AND PACIFIC PREMIER STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders or stockholders, as applicable, will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about the Transaction, Columbia and Pacific Premier, without charg s we, eba st iteth , we wwSEC’ .sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Columbia Banking System, Inc., Attention: Investor Relations, 1301 A Street, Tacoma, WA 98402-4200, (503) 727-4100 or to Pacific Premier Bancorp, Inc., Attention: Corporate Secretary, 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614, (949) 864-8000. PARTICIPANTS IN THE SOLICITATION Columbia, Pacific Premier, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Columbia shareholders or Pacific Premier stockholders in connection with the Transaction under the rules of the SEC. Information regarding Columbia’s directors and s e isx eacuvativilaeb o le ffiicne rthe sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Columbioart’so nAn Fonu rmal 10Rep -K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 25, 2025 (available here) ; in the sections entitled “Board Structure and Compensation,” “Compensation Discussion and Analysis,” “Compe,” n“In safo tiorm n aTtiaobnl esabout Executive Officers,” “Beneficial Ownership of Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Columb piroa’xsy d sta efitenimtiv ee n t relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2025 (available here) ; and other documents filed by Columbia with the SEC. Information regarding Pacific Premier’s directors cearnsd ise xeacvuatiilaveb o le ffini the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Rela r te Mda ttSto ers” i ckhno ldPa ecific Premier’s Annual Report on Fo -K rm fo r th10 e fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025 (available here); in the sections entitled “Compensation -oEm f Non ployee Directors,” “Security Ownership of Directors and Executive Officers,” “Certain Relationships and Related Transactions,” “Summary Compensation Table,” “Employment Agreements, Salary Con lantin su , a Setio vn e raP nce, and Change-in-Control Payments,” and “Summary of Potential Termination Payments” in Pacific Premier’s definitive proxy statement relating to its 2025 Annual Meeting of Sto ichcwkahso fld ile ers d , wiw thh the SEC on April 7, 2025 (available here) ; and other documents filed by Pacific Premier with the SEC. To the extent holdings of Columbia common stock by the directors and executive officers of Columbia or holdings of Pacific Premier common stock by directors and executive officers of Pacific Premier have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus relating to the Transaction. Free copies of this document may be obtained as described in the preceding paragraph.

Expanding the Premier Business Bank in the West Increased Scale: Pro Forma Snapshot Scale in Southern California and Increased Presence in the Northwest $70B $51B $57B Assets Loans Deposits Seattle Strong Financials: Top-Tier Profitability and Fortress Balance Sheet ~14% 3 Years 2026E EPS Accretion TBVPS Earnback ~1.4% ~20% ~11% Pro Forma Pro Forma Pro Forma CET1 2026E ROAA 2026E ROATCE Ratio @ Close 1 Top Western-Region Headquartered Banks by Assets Los Angeles B B B B B B B B B B B Columbia (296) Pacific Premier (58) 1) Includes the 10 largest publicly traded banks headquartered in Arizona, California, Colorado, Idaho, 2) Mechanics Bank total assets shown pro forma for pending acquisition of HomeStreet, Inc. 4 Nevada, Oregon, Utah and Washington with total assets less than $250 billion as of the most recently Note: Financial data as of the most recently reported quarter reported quarter Source: S&P Capital IQ Pro, Company documents

Transaction Highlights Strategically ▪ Accelerates Columbia’s Southern California expansion Lower-Risk ▪ Predominantly a market expansion with limited disruption Compelling strategy by ~10 years Merger to depositors, borrowers and relationship managers ▪ Pacific Premier has pristine credit (15bps NPAs/Assets) ▪ Creates a strategically cohesive regional powerhouse with ▪ Cost savings focused on back-office redundancies with ~$70B in assets modest expected branch consolidation ▪ Enhances presence in core Northwest markets and expands ▪ Deep bench of M&A and integration talent at presence in new growth markets (e.g., Phoenix) both companies ▪ Minimal impact to Columbia’s capital r–atio no s ▪ Mark-to-market treatment enhances balance supplemental equity or debt issuance needed sheet restructuring flexibility ▪ Pacific Premier Chairman & CEO Steve Gardner to join the Board as a non-executive director Financially ▪ Top-decile peer pro forma profitability ratios ▪ Shared relationship-based operating philosophies, Corporate Attractive (e.g., ROATCE, ROAA, efficiency) imply upside to Fit supported by cultures with compatible core values Columbia’s valuation ▪ Adds Pacific Premier’s national HOA banking business with ~$2.6B in deposits serving over 17k HOAs ▪ Pacific Premier is comparatively overcapitalized with a ▪ Adds Pacific Premier’s sel -dirfected IRA trust business 20.2% Total RBC ratio and 17.0% CET1 ratio with $18B in AUC, $1.1B in deposits and an average ▪ 14% 2026E EPS accretion with initial TBVPS dilution account size of ~$592k recovered in three years (crossover method) ▪ Leverage Pacific Premier’s best -in-class API Marketplace to existing Columbia client base for additional revenue ▪ $0.9B NPV of expected cost savings (assuming 30% cost opportunities saves)¹ ▪ Nearly identical deposit composition with top-quartile noninterest-bearing deposit composition 1) Assumes 12.5x terminal value multiple applied to pro forma LTM noninterest expense, less amortization of intangibles, with a 25% tax rate, less approximately $146 million of after-tax one-time transaction costs 5 Source: S&P Capital IQ Pro, Company documents, FDIC

Overview of Pacific Premier Company Overview ● Pacific Premier Bancorp, Inc. (NASDAQ: PPBI) ● Founded in 1983 ● Headquarters: Irvine, CA $18.1B $12.0B $14.7B ● 58 full-service branches in major metro areas of the Western U.S. Total Assets Loans HFI Total Deposits Overview of National Business Lines 11.9% 17.0% 20.2% ● Community Association ( HOA ) Banking – Leader of customized cash TCE / TA Tier 1 Capital Total RBC management, electronic banking services and credit facilities for Home- Owners Associations and property management companies ● Pacific Premier Trust – IRA custodial services in all 50 states 0.80% 7.5% 67.5% ● Small Business Administration – 15 years as a successful, nationwide preferred lender ROAA ROATCE Efficiency Ratio 1983 2000 2011 2012 2013 2015 2016 2017 2018 2020 2025 Pacific Premier New Acquired Acquired Acquired Acquired Acquired Acquired Acquired Acquired Partnership with Bank was management Canyon Palm Desert First Associations Independence Security Heritage Oaks Grandpoint Opus Bank founded came in to National National Bank* Bank and Bank California Bancorp and Capital, Inc. transform Bank* San Diego Bancorp Plaza Bancorp the bank Trust Bank * Denotes FDIC-assisted transaction 6 Note: Financials as of or for the quarter ended March 31, 2025 Source: S&P Capital IQ Pro, Company documents

Transaction Summary ▪ 100% common stock; no capital raise required to support the transaction Structure & ▪ Fixed exchange ratio: Pacific Premier shareholders will receive 0.9150 Columbia shares for each Pacific Premier share Consideration ▪ Pro forma ownership: 70% Columbia / 30% Pacific Premier ▪ Implied value per Pacific Premier share: $20.83 ▪ Implied aggregate transaction value: $2.0 billion Implied Transaction ▪ Price / Tangible Book Value per Share: 0.99x Value & ▪ Price / LTM GAAP EPS: 13.7x 1 Multiples ▪ Price / 2026E Consensus EPS: 13.5x ▪ Price / 2026E Consensus EPS + After-Tax Cost Savings: 8.4x ▪ Three Pacific Premier directors invited to join the Columbia board of directors Board of Directors, Management & ▪ Columbia executive leadership team remains intact Company Name ▪ The combined organization will operate under the unified brand of Columbia Bank ▪ Subject to receipt of approvals from Columbia and Pacific Premier shareholders and regulatory approvals Expected Closing ▪ Expected closing in the second half of 2025 1) Based on closing price of Columbia common stock of $22.77 as of April 22, 2025 Note: Assumes 97,069,001 Pacific Premier common shares outstanding, 33,604 outstanding options with a weighted average exercise price of $20.71 and 525,897 other dilutive securities not included in shares outstanding 7

Accelerates Market Share Expansion in Southern California by a Decade or More Top 10 Market Share in Southern California¹ Superior Market Demographics Median Household Income ($) Deposits % of Rank Company ($M) Franchise 1 JPMorgan Chase & Co. 180,813 7.5 4.4 2 Bank of America Corp. 145,994 7.6 0.1 . 3 Wells Fargo & Co. 134,158 9.8 4 Royal Bank of Canada 53,062 5.6² . 5 U.S. Bancorp 49,629 9.5 Columbia a i i emie o o ma ational e age 6 East West Bancorp Inc. 43,190 72.0 GDP per Capita ($) 7 Citigroup Inc. 42,656 3.3 8 Axos Financial Inc. 17,843 92.2 104.5 9 Banc of California Inc. 17,743 61.6 . 3. 10 Pro Forma 14,644 26.1 .4 12 Pacific Premier 13,509 92.4 51 Columbia 1,135 2.7 Columbia a i i emie o o ma ational e age 1) Southern California defined as: Bakersfield-Delano, CA, El Centro, CA, Los Angeles-Long Beach-Anaheim, Note: Deposit market share and financial data as of June 30, 2024; Pro forma metrics shown for illustrative purposes; CA, Oxnard-Thousand Oaks-Ventura, CA, Riverside-San Bernardino-Ontario, CA, San Diego-Chula Vista- Market demographics and gross domestic product data as of most recently reported metrics from the U.S. Census and 8 Carlsbad, CA, San Luis Obispo-Paso Robles, CA and Santa Maria-Santa Barbara, CA MSAs U.S. Bureau of Economic Analysis 2) Reflects percentage of Royal Bank of Canada’s deposits as of July 31, 2024 Source: S&P Capital IQ Pro, FDIC, U.S. Census, U.S. Bureau of Economic Analysis

Increases Density Throughout Our Footprint Improves Competitive Position in California Enhances Density in the Northwest Accelerates Growth in Expansion Markets Columbia (60) Pacific Premier (44) Columbia (229) Pacific Premier (10) Columbia (7) Pacific Premier (4) WY WA NV NV MT UT UT CO CA CA AZ OR NM ID AZ Deposits ($M) Market Share % Deposits ($M) Market Share % Deposits ($M) Market Share % Market Pro Pro Market Pro Pro Market Pro Pro MSA COLB COLB MSA COLB COLB MSA COLB COLB Total Forma Forma Total Forma Forma Total Forma Forma Phoenix / Tucson⁴ Los Angeles $666,836 $1,045 $10,448 0.16 1.57 Seattle $138,475 $7,154 $7,597 5.17 5.49 $188,059 $47 $523 <0.10 0.28 San Diego 121,655 34 690 0.03 0.57 Portland 61,865 5,328 5,499 8.61 8.89 Denver 111,173 Additional branch locations expected Inland Empire¹ 77,183 – 1,602 – 2.08 Boise 16,560 220 220 1.33 1.33 Las Vegas 89,653 – 99 – 0.11 Central Coast² 22,743 56 2,493 0.25 8.13 Spokane 13,128 3,860 3,860 29.40 29.40 Salt Lake City³ 53,107 15 15 <0.10 <0.10 1) Inland Empire defined as the Riverside-San Bernadino-Ontario, CA MSA Note: Deposits and market share data sourced from the FDIC as of June 30, 2024 and adjusted to a pro forma basis 2) Central Coast defined as the Santa Maria-Santa Barbara, CA and San Luis Obispo-Paso Robles, CA MSAs by the FDIC; Pro forma metrics shown for illustrative purposes and exclude purchase accounting adjustments Source: FDIC, S&P Capital IQ Pro 3) Excludes specialty finance companies and banks with individual branches that have over $1 billion in deposits in 9 the Salt Lake City MSA 4) Reflects combined deposit market share of the Phoenix-Mesa-Chandler, AZ and Tucson, AZ MSAs

Complementary Commercial Lending Franchise Adding New Capabilities Unique Pacific Premier Capabilities Middle Market Banking HOA Banking ✓✓✓ ▪ Relationships in 38 states Small Business Banking ✓✓✓ ▪ Over 39k accounts across more than 17k HOAs Healthcare Banking ✓✓✓ ▪ Provides $2.6 billion of deposits with a WAIR of 0.80% Equipment Leasing & Finance ✓✓ International Banking ✓✓✓ Custodial Trust HOA Banking▪ Relationships in all 50 states ✓✓ ▪ Approximately $37 million of fee income generated in 2024 Insurance Solutions ✓✓ ▪ 31k accounts with an average account size of ~$592k Advanced Treasury Management ✓✓ ▪ Operations headquartered in Denver, Colorado Custodial Trust ✓✓ Wealth ✓✓ Escrow and 1031 Exchange ▪ Provides stable core deposits with 2.15% weighted-average cost in 1Q25 Mortgage Banking ✓✓ ▪ Total deposits of $378 million as of March 31, 2025 Retail Banking ✓✓✓ ▪ Approximately $3 million of fee income generated in 2024 Escrow and 1031 Exchange ✓✓ 10 Source: Company documents

Combination of Two High-Quality Franchises Allows for Continued Outperformance Versus Peers Cost of Total Deposits (%) Net Charge-Offs / Avg. Loans (%) Legacy Columbia Legacy Columbia Columbia Pacific Premier All U.S. Banks Columbia Pacific Premier All U.S. Banks (Pre-UMPQ)¹ (Pre-UMPQ)¹ 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2014 2015 201 201 201 201 2020 2021 2022 2023 2024 2021 2022 2023 2024 2025 1) Reflects Columbia Banking System, Inc. financial data for the periods shown prior to January 1, 2023 Note: Columbia financial data prior to the year ended December 31, 2023 reflects Umpqua Holdings Corporation financials; All U.S. Banks financials reflect bank-level industry aggregates for nationwide banks compiled 11 using the FDICB’sa nkFind Suite tool and Statistics at a Glance Source: S&P Capital IQ Pro, FDIC

Seasoned Acquirors with Significant, Successful Acquisition and Integration Experience Acquired Institution Completion Date Total Assets ($M) Acquired Institution Completion Date Total Assets ($M) 2/28/2023 $31,848.6 5/31/2020 $8,383.2 Umpqua Holdings Corporation Opus Bank 10/1/2021 1,917.2 7/1/2018 3,104.9 Bank of Commerce Holdings Grandpoint Capital, Inc. Pacific Continental Corporation 11/1/2017 2,546.6 Plaza Bancorp 11/1/2017 1,288.1 Intermountain Community Bancorp 11/1/2014 920.2 Heritage Oaks Bancorp 4/1/2017 2,028.5 West Coast Bancorp 4/1/2013 2,488.2 Security California Bancorp 1/29/2016 713.7 Bank of Whitman* 8/5/2011 548.6 Independence Bank 1/26/2015 423.2 First Heritage Bank* 5/27/2011 173.5 San Diego Trust Bank 6/24/2013 210.9 Summit Bank* 5/20/2011 142.7 First Associations Bank 3/15/2013 375.7 American Marine Bank* 1/29/2010 373.2 Palm Desert National Bank* 4/27/2012 129.6 Columbia River Bank* 1/22/2010 947.3 Canyon National Bank* 2/11/2011 216.2 Significant M&A experience. The combined Columbia and Pacific Premier teams have completed and successfully integrated 20 transactions since 2010. * Denotes FDIC-assisted transaction Note: Includes transactions announced since January 1, 2010 involving Columbia Banking System, Inc., Columbia State Bank, Pacific Premier Bancorp, Inc. and Pacific Premier Bank 12 Source: S&P Capital IQ Pro

A Shared Commitment to Impact: Supporting Our Communities and Employees Key Impact Areas CRA Rating: Satisfactory CRA Rating: Outstanding ▪ Support local charities through Columbia’s ha itable oundation ▪ Community philanthropy efforts & associate volunteering >1,900 42,000+ >2,100 $11.2M+ ▪ Responsible business Organizations Volunteer Hours Associates Volunteering Charitable Donations Supported ▪ Promoting financial inclusion 51,000² $17.2M² $11.8M² $8.4B¹+ $1.9B+ Families Earned Income Tax Preparation CRA Qualified Investments CRA Qualified Lending Served Tax Credits Fees Saved ▪ Expanding access to housing ▪ Small business lending 1,330+ $1.7B+ 1,360+ ▪ Disaster relief lending $1.9B+³ Small Business Affordable Housing Affordable Housing SBA Loans & Grants ▪ Empowering entrepreneurs Workshops Loans & Awards Units Created ▪ Increasing financial literacy ~1,500 24,000+ 29% ~$3.0B Financial Education Individuals Charitable Budget Dedicated Disaster Relief Loans Volunteer Hours Reached to Financial Education ▪ Developing talent ▪ Fostering an engaging work 165 89% environment Associates Sponsored at the Participation in Gallup ▪ Enabling associate growth Pacific Coast Banking School Employee Engagement Survey ▪ Prioritizing associate well-being 1) Includes $8.1 billion committed by Columbia over a five-year period under its Community Benefits Agreement Note: Data reflects pro forma institution for the calendar year ended December 31, 2023, unless otherwise stated 2) Information reflects Pacific Premier’s participation in the VITA Tax Program, delivered through nonpro Sfoit ur ce : C om p a n y documents 13 partners funded by Pacific Premier 3) Excludes Community Reinvestment Act-qualified small business loans Employees Customers Communities

Illustrative Valuation Upside Cost Savings and Expected Multiple Expansion ($M) $0.9B in NPV¹ created by the merger will be shared by Columbia and Pacific Premier Shareholders Value of cost synergies represent a 14% increase over the combined valuations of Columbia and Pacific Premier Columbia a i i emie Combined V o o o ma uity uity Value a ket Cap a ket Cap a ket Cap Syne gies Value Cont ibution Columbia – Pro Forma Trading Analysis (2026) Oppo tunity to Regain Columbia’s Histo i al emium Valuation Cu ent i e aintain Columbia ades o o ma o o ma Columbia s e mp ua otential Columbia at ee i e i e emium to ndust y o o ma i e 1) Assumes 12.5x terminal value multiple applied to pro forma LTM noninterest expense, less amortization of intangibles, at 30% cost savings with a 25% tax rate, less approximately $146 million of after-tax one-time transaction costs 2) Peer group includes nationwide major exchange-traded banks with total assets between $50 billion and $100 billion as of March 31, 2025 14 3) Reflects Columbia’s Price / 2022E EPS premium compared to the NASDA Bank Index’s Price / Forward Earnings 202 as 1of October 11, Note: Market data as of April 22, 2025; Source: S&P Capital IQ Pro

Implied Valuation vs. West Coast Banks¹: 2026E ROATCE vs. Price / Tangible Book Value Illustrative Combined Company 2 R = 47% 2026E ROATCE: 19.5% Implied Price / TBV: 1.71x TCE at Close: $5,278M Implied Equity Value: $9,027M Implied Share Price: $30.24 Transaction improves Implied Upside to COLB Stock Price: +32.8% implied valuation RO C 1) West Coast Banks defined as major exchange-traded banks headquartered in Arizona, California, Colorado, Idaho, Nevada, Oregon, Utah and Washington with total assets between $15 billion and $100 billion; Excludes banks without operations in California 15 Note: Financial data as of the most recently reported quarter; Market data as of April 22, 2025 Source: S&P Capital IQ Pro i e BV

Award Winning Corporate Cultures 16

Appendix

Key Pro Forma Financial Assumptions Standalone Earnings▪ Consensus earnings estimates for Columbia and Pacific Premier Synergies▪ Estimated $127 million of full run-rate cost savings, or 30% of Pacific Premier’s noninterest expense ▪ Cost savings realization expected to be 75% in 2026 and 100% thereafter ▪ Significant revenue enhancements expected, but not included in announced financial metrics One-Time Costs▪ $146 million after-tax, 100% realized at or prior to closing for illustrative purposes ▪ $449 million write-down on Pacific Premier’s gross loans, 3.6% or of its projected gross loans at closing (accreted over remaining life of loans) Fair Value and Interest Rate ▪ $327 million write-down of held-to-maturity securities (accreted over remaining life of securities) Marks (Pre-Tax) ▪ $91 million write-down of available-for-sale securities (no impact to tangible common equity at close, accreted over remaining life of securities) ▪ $25 million reversal of existing mark on Pacific Premier acquired loans (reversal of associated accretion over remaining life of acquired loans) ▪ $12 million write-up to fixed assets (depreciated over the remaining life of those assets) ▪ $11 million write-up of time deposits (amortized over the remaining life of time deposits) ▪ $96 million pre-tax write-down, or 0.8% of Pacific Premier’s projected gross loans at closing (equal -tpe o r3.5x form ing no ln oans¹) Credit Marks / CECL Impact ▪ $4 million, or 50% of the total gross credit mark, allocated to purchase credit deteriorated (“PCD”) loans ▪ $48 million, or 50% of the total gross credit mark, allocated to non-PCD loans (accreted into earnings over remaining life of loans ) ▪ Day two CECL reserve of $48 million, equal to the mark on non-PCD loans CDI▪ Core deposit intangible of 3.3% of Pacific Premier’s core deposits (amortized over 10 years -ofusi -yng ea rs sum digits) Other Assumptions▪ Pacific Premier to call its $275 million of outstanding subordinated debt prior to transaction closing 18 1) Reflects Pacific Premier’s n -poenrforming loans as of March 31, 2025

Pro Forma Adjustments Summary Tangible Book Value per Share Reconciliation Goodwill Reconciliation Dollar values in millions, except per share amounts Dollar values in millions, except per share amounts Deal Value $2,033 Columbia TBV per Share at Closing $19.14 Pacific Premier Common Equity at Closing $2,970 Existing Intangibles (924) Columbia Common Equity at Closing $5,430 DTL Related to Intangibles 6 Deal Value 2,033 Pacific Premier Unamortized Subordinated Debt Offering Expenses (2) 1 Purchase Accounting Adjustments Transaction Expenses (146) HTM Investment Securities ($327) Pro Forma Common Equity at Closing 7,315 Gross Loans (544) Loan Loss Reserve Reversal 168 Acquired Loan Mark Reversal 25 Columbia Intangible Assets at Closing 1,408 Fixed Assets 12 Goodwill Generated 177 Total Purchase Accounting Adjustments: Assets (666) CDI Generated 416 Deferred Tax Asset / (Liability) 166 Pro Forma Intangibles at Closing 2,001 Time Deposits (11) Total Purchase Accounting Adjustments: Liabilities (11) Net Impact of CECL Reserve on Acquired Loans (36) Deferred Tax Asset / (Liability) 3 Pro Forma Tangible Common Equity at Closing $5,278 Pacific Premier Adjusted Tangible Equity at Closing $1,544 Implied Premium $489 Columbia Common Shares Outstanding at Closing 210,112,415 Premium Allocation Shares Issued to Pacific Premier 88,368,619 Core Deposit Intangible $416 Deferred Tax Asset / (Liability) (104) Pro Forma Common Shares Outstanding 298,481,034 Net CDI Allocation $312 Pro Forma Tangible Book Value per Share $17.68 Goodwill Allocation $177 19 1) Positive numbers are benefits to equity; negative numbers are detriments to equity

Pro Forma Adjustments Summary (Continued) 2026E Earnings per Share Reconciliation 2027E Earnings per Share Reconciliation Dollar values in millions, except per share amounts Dollar values in millions, except per share amounts 2026E Earnings per Share Reconciliation 2027E Earnings per Share Reconciliation Columbia Net Income (Median Consensus Estimate) $600 Columbia Net Income (Median Consensus Estimate) $630 Pacific Premier Net Income (Median Consensus Estimate) 150 Pacific Premier Net Income (Median Consensus Estimate) 176 After-Tax Transaction Adjustments After-Tax Transaction Adjustments Cost Savings (75% Realization) $69 Cost Savings (100% Realization) $96 Accretion from Interest Rate Marks 184 Accretion from Interest Rate Marks 135 Accretion from Non-PCD Credit Mark 15 Accretion from Non-PCD Credit Mark 11 New Intangible Amortization (57) New Intangible Amortization (51) Other Adjustments (2) Other Adjustments 1 Columbia Pro Forma Net Income $961 Columbia Pro Forma Net Income $999 Columbia 2026E Pro Forma EPS $3.24 Columbia 2027E Pro Forma EPS $3.44 Columbia Standalone EPS $2.85 Columbia Standalone EPS $3.00 2026E EPS Accretion to Columbia ($) $0.39 2027E EPS Accretion to Columbia ($) $0.44 2026E EPS Accretion to Columbia (%) 14% 2027E EPS Accretion to Columbia (%) 15% 20

Diversified Pro Forma Loan Portfolio 1Q 2025 Loan Portfolio Composition Combined¹ C&I 22% C&I 13% C&I 20% OO CRE 15% OO CRE 14% OO CRE 16% Non-OO CRE 17% Non-OO CRE 16% Non-OO CRE 18% Multifamily 22% $37.6B $12.0B $49.7B Multifamily 16% Multifamily 44% Retail² 17% Total Total Total Retail² 22% Retail² 2% C&D 5% C&D 6% C&D 3% FinPac³ 3% FinPac³ 4% Othe ⁴ 4% Othe ⁴ 1% 78% Business / 22% Retail 98% Business / 2% Retail 83% Business / 17% Retail 1Q 2025 Yield on Loans: 5.94% 1Q 2025 Yield on Loans: 5.03% 1Q 2025 Yield on Loans: 5.72% 1) Combined composition excludes purchase accounting adjustments 2) “Retail” loan category includes mortgage, home equity lines of credit and consumer 3) Columbia’s FinP “ ac” loan category includes leases and equipment finance loans 21 4) Pacific Premier’s “Other” loan category includes SBA and uick Service Restaurant (“ SR”) franchise loans Note: Financial data as of March 31, 2025; Totals may not sum due to rounding

Combined Deposit Base Demonstrates Shared Approach to Relationship Banking 1Q 2025 Deposit Portfolio Composition Combined¹ Non-IB Non-IB Non-IB 32% 33% 32% Demand Demand Demand IB Demand 20% IB Demand 19% IB Demand 20% Savings Savings Savings $42.2B $14.7B $56.9B 34% 34% 34% & MMDA & MMDA & MMDA Total Total Total Time 7% Time 12% Time 8% Brokered 7% Brokered 2% Brokered 6% 2 2 2 90% Core / 10% Non-Core 93% Core / 7% Non-Core 91% Core / 9% Non-Core 1Q 2025 Cost of Deposits: 1.72% 1Q 2025 Cost of Deposits: 1.65% 1Q 2025 Cost of Deposits: 1.70% 1) Combined composition excludes purchase accounting adjustments 2) Core deposits defined as total deposits less time deposits greater than $250,000 and all brokered deposits Note: Financial data as of March 31, 2025 22

Comprehensive Due Diligence Review Executed by Seasoned M&A Teams Due Diligence Focal Areas Columbia Banking System Diligence Summary¹ ~1,200 ~$8B 60%+ 60%+ Due Diligence ▪ Commercial Banking By the Numbers Individual Balance of loan CRE loan Total loan loans reviewed portfolio reviewed portfolio reviewed portfolio reviewed ▪ Consumer Banking ▪ Custodial Trust & Escrow ▪ HOA Banking▪ Columbia and Pacific Premier management have significant acquisition and integration Disciplined & experience, having successfully completed 20 bank M&A transactions since 2010 ▪ ALCO & Funding Strategy Experienced ▪ Experienced team will leverage knowledge from past deals to meticulously plan and in M&A ▪ Credit & Underwriting execute the integration of core systems for a seamless customer experience ▪ Management’s open communication and transparency with associates fosters trust and collaboration, helping to ensure a shared vision for the expanded franchise is realized ▪ Finance & Accounting ▪ Comprehensive process led by Columbia’s executive management and senior leadership Thorough ▪ Extensive credit diligence performed, including thorough loan file review to assess risk ▪ Human Resources Due Diligence appetite, underwriting practices, loan administration and risk rating accuracy Process ▪ Legal, Regulatory & Compliance ▪ Ensured cultural alignment in management teams’ operating philosophy ▪ Operations & Risk Management ▪ Every line of business and support service area was responsible for conducting diligence on their counterpart ▪ Tax & Audit ▪ Detailed review of both companies’ cost structures and expected synergies ▪ Technology & Cybersecurity 1) Amounts and percentages are approximate 23 Back Office Income Producing